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        THE THAI FUND, INC. ANNOUNCES THE RESULTS OF ITS RIGHTS OFFERING

     NEW YORK, July 24, 2006--The Thai Fund, Inc. (the "Fund") (NYSE: TTF) is
pleased to announce the results of its Rights Offering, which expired on July
20, 2006 (the "Expiration Date"). As of the Expiration Date, stockholders of record as of May 23, 2006, subscribed for 2,731,130 shares of the Fund's common stock. The subscription price for the shares purchased pursuant to the Rights
Offering was determined to be $8.17 per share, which represents 95% of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the Expiration Date and the four preceding trading days. The Rights Offering generated $22.3 million in new assets for the
Fund.

     Persons seeking further information regarding the Fund's Rights Offering should contact the Fund's Information Agent:

                   GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
                   17 State Street, 10th Floor
                   New York, NY  10004
                   Toll free: (800) 509-4953
                   or
                   For banks and brokers: (212) 440-9800

     The Fund's U.S. investment adviser is Morgan Stanley Investment Management
Inc. ("MSIM"), a wholly-owned subsidiary of Morgan Stanley. MSIM, with over 400 investment professionals around the world, has more than $440 billion in assets under management or supervision as of May 31, 2006. MSIM offers investment management services to a diverse client base, which includes governments, institutions, corporations and individuals.

     Morgan Stanley (NYSE: MS) is a global financial services firm and a market leader in securities, investment management and credit services. With more than
600 offices in 30 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.

     THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN
ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL UNDER THE
SECURITIES LAWS OF ANY SUCH STATE.

For media inquiries, please contact:
Erica Platt
Media Relations
212-762-3268

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